UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2009

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On July 15, 2009, Atlanta Gas Light Company (Atlanta Gas Light), a wholly owned subsidiary of AGL Resources Inc., filed a request with the Georgia Public Service Commission to postpone its scheduled filing of a rate case for an increase in base service rates on November 1, 2009 until as late as June 1, 2010.

A press release dated July 16, 2009 announcing the postponement of the rate case filing is furnished herewith as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1
Press release dated July 16, 2009 announcing that Atlanta Gas Light filed a request with the Georgia Public Service Commission to postpone its scheduled filing of a rate case on November 1, 2009 until as late as June 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: July 16, 2009	/s/ Andrew W. Evans Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1
Press release dated July 16, 2009 announcing that Atlanta Gas Light filed a request with the Georgia Public Service Commission to postpone its scheduled filing of a rate case on November 1, 2009 until as late as June 1, 2010.